UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2016

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 17, 2016, Unilife Corporation (the “Company”) received a notice (the “Notice”) from the Listing Qualifications department of The NASDAQ Stock Market LLC (“NASDAQ”) stating that, because the Company had not yet filed its Quarterly Report on Form 10-Q (“Form 10-Q”) for the quarter ended March 31, 2016, the Company is no longer in compliance with NASDAQ Listing Rule 5250(c)(1). NASDAQ Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission.

As previously announced on May 8, 2016, the Company delayed filing its Form 10-Q and postponed its fiscal 2016 third quarter earnings conference call. The Company continues to investigate the matters that prompted such delay and their potential impact on financial reporting and internal controls over financial reporting, related to previously-issued financial statements, current interim financial information, and management’s certifications. The investigation has not to date discovered any financial loss to the Company.

The Notice provides that the Company has 60 calendar days from the date of the Notice (that is, until July 16, 2016) to submit a plan to regain compliance with NASDAQ’s continued listing requirements. The Company currently intends to file the Form 10-Q in advance of expiration of the 60 day period, in which case the Company would regain compliance with NASDAQ Listing Rule 5250(c)(1) and would not be required to submit a plan to regain compliance. In the event the Company is unable to file the Form 10-Q in advance of expiration of such period and does submit a plan to regain compliance to NASDAQ and the plan is accepted, NASDAQ can grant an exception of up to 180 calendar days from the original non-compliance date for the Form 10-Q (that is, until November 6, 2016) for the Company to regain compliance. The Notice has no immediate effect on the listing of the Company’s common stock on the NASDAQ Global Market.

On May 23, 2016, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This report contains forward-looking statements. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to our management. Our management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We do not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from our historical experience and our present expectations or projections. Such risks include, but are not limited to, the risks associated with our potential inability to complete the investigation in a timely manner and satisfy Nasdaq listing requirements and the risk that additional information may arise prior to the expected filing with the SEC of the Form 10-Q. Additional risks and uncertainties include, but are not limited to, those described in the “Risk Factors” set forth in the prospectus supplement, dated February 22, 2016, in “Item 1A. Risk Factors” and elsewhere in our Annual Report on Form 10-K, and those described from time to time in other reports which we file with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description

99.1	Press release, dated May 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation
Date: May 23, 2016	By: /s/ John Ryan
Name: John Ryan
Title:Interim President and Chief Executive Officer, Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release, dated May 23, 2016.